SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                   FORM 8-K/A

              Current Report Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 1, 2000


                          E-AUCTION GLOBAL TRADING INC.
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               (Exact Name of Registrant as Specified in Charter)


               Nevada               000-28741             Pending
         ------------------         ---------           ----------
  (State or Other Jurisdiction     (Commission         (IRS Employer
        of Incorporation)           File No.)        Identification No.)



220 King Street West, Suite 200 Toronto, Ontario Canada                M5H 1K4
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(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (416) 214-1587


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial Statements of the Business Acquired.
                  ----------------------------------------------

         Financial Statements of Kwatrobox B.V.

                  (i)      Balance  Sheets as of December  31, 1999 and December
                           31, 1998

                  (ii) Statements of Operations for the Years Ended December 31, 1999 and December 31, 1998

                  (iii) Statements of stockholders' equity for the Years Ended December 31, 1999 and December 31, 1998

                  (iv) Statements of cash flows for the Years Ended December 31, 1999 and December 31, 1998

                  (v) Notes to Financial Statements for the Years Ended December 31, 1999 and December 31, 1998

                  (vi)     Report of Independent Accountants

         (b)      Pro Forma Financial Information and Exhibits.
                  ---------------------------------------------

         Unaudited  Pro  Forma  Condensed  Combined  Financial   Statements  for
         e-Auction Global Trading Inc.

                  (i) Balance Sheets as of December 31, 1999 and September 30, 2000

                  (iii) Pro Forma Consolidated Income Statements for the Year Ended December 31, 1999 and the Nine Months Ended September 30, 2000

                  (iii) Notes to Pro Forma Condensed Combined Financial Statements for the Year Ended December 31, 1999 and the Nine Months Ended September 30, 2000

          (c)     Exhibits.

            Exhibit
              No.                         Description
              ---                         -----------

            2.1/A Purchase Agreement dated as of November 1, 2000 by and among v-Wholesaler.com B.V. and each of Peces B.V., Rendex B.V., Van Veen Boys B.V. and Wodan B.V., as shareholders of Kwatrobox B.V. *

            2.2 Agreement re Postponement Signing SPA and Transfer Shares Kwatrobox B.V., as of August 29, 2000 by and among e-Auction Global Trading Inc. and each of Peces B.V., Rendex B.V., Van Veen Boys B.V. and Wodan B.V., as shareholders of Kwatrobox B.V. +

            2.3 Pledge Agreement dated June 5, 2000 by and among e-Auction Global Trading Inc. and each of Peces B.V., Rendex B.V., Van Veen Boys B.V. and Wodan B.V., as shareholders of Kwatrobox B.V.+

            99.1        Audited  Financial  Statements  of  Kwatrobox  B.V.  and
                        Subsidiaries as of December 31, 1998 and 1999, and Unaudited Pro Forma Financial Statements as of December 31, 1999 and September 30, 2000.

--------------

* The Purchase Agreement dated as of November 1, 2000 being filed herewith updates and supersedes the Purchase Agreement dated August 31, 2000 filed as
Exhibit 2.1 to that Current Report on Form 8-K of e-Auction Global Trading Inc., for the event dated November 1, 2000, which report was filed with the Securities and Exchange Commission on November 22, 2000 and incorporated herein by reference.

+ Filed as an exhibit to that Current Report on Form 8-K of e-Auction Global Trading Inc., for the event dated November 1, 2000, which report was filed with the Securities and Exchange Commission on November 22, 2000 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2000

                                              e-AUCTION GLOBAL TRADING INC.



                                              By: /s/ David W.A. Hackett
                                                  ------------------------------
                                                  Name: David W.A. Hackett
                                                  Title: Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
  No.      Description
  ---      -----------


2.1/A Purchase Agreement dated as of November 1, 2000 by and among v-Wholesaler.com B.V. and each of Peces B.V., Rendex B.V., Van Veen Boys B.V. and Wodan B.V., as shareholders of Kwatrobox B.V.

           List of Omitted Exhibits and Schedules to the Purchase Agreement
           ----------------------------------------------------------------

           Schedule 1.1(f)     -    Business of Kwatrobox and each Subsidiary
           Schedule 1.1(ff)    -    Payment Direction
           Schedule 3.2(c)     -    Intellectual Property
           Schedule 3.2(d)     -    Employment Agreements
           Schedule 6.1(g)     -    Liens
           Schedule 6.1(i)     -    Financial Statements of Kwatrobox and each
                                    Subsidiary
           Schedule 6.1(m)     -    Real Property
           Schedule 6.1(o)     -    Insurance
           Schedule 6.1(p)     -    Material Contracts
           Schedule 6.1(q)     -    List of Receivables
           Schedule 6.1(r)(iv) -    Licenses of Intellectual Property
           Schedule 6.1(s)     -    Licenses and Permits
           Schedule 6.1(u)     -    Consents
           Schedule 6.1(v)     -    Notices
           Schedule 6.1(y)     -    No Conflict
           Schedule 6.1(z)(i)  -    Employees
           Schedule 6.1(z)(vi) -    Benefit Plan
           Schedule 6.1(bb)    -    Affiliated Transactions

  2.2 Agreement re Postponement Signing SPA and Transfer Shares Kwatrobox B.V., as of August 29, 2000 by and among e-Auction Global Trading Inc. and each of Peces B.V., Rendex B.V., Van Veen Boys B.V. and Wodan B.V., as shareholders of Kwatrobox B.V. +

  2.3 Pledge Agreement dated June 5, 2000 by and among e-Auction Global Trading Inc. and each of Peces B.V., Rendex B.V., Van Veen Boys B.V. and Wodan B.V., as shareholders of Kwatrobox B.V. +

  99.1 Audited Financial Statements of Kwatrobox B.V. and Subsidiaries as of December 31, 1998 and 1999, and Unaudited Pro Forma Financial Statements as of December 31, 1999 and September 30, 2000.

---------------
+ Previously filed as Exhibits to the Company's Current Report on Form 8-K for the event dated November 1, 2000, which report was filed with the Securities and Exchange Commission on November 22, 2000.